                                                                   EXHIBIT 10.21

                              ASSIGNMENT AGREEMENT
                              --------------------


         This Assignment Agreement ("Agreement") is effective this 14th day of September, 1998, and is by and between IRVINE SENSORS CORPORATION, a Delaware corporation, having offices at 3001 Redhill, Building 3, Cost Mesa, California 92626 ("ISC") and IMAGEK, INC., a Delaware corporation, having offices at 3001 Redhill, Building 3, Costa Mesa, California 92626 ("IMAGEK").

         WHEREAS, IMAGEK was organized and incorporated in June of 1998 as a subsidiary of ISC to pursue the development and commercialization of certain digital photographic products and services.

         WHEREAS, the purposes of this agreement, INTER ALIA, is to vest IMAGEK with various technology and intellectual property rights acquired, or to be acquired, by ISC necessary to allow IMAGEK to pursue such development and commercialization.

         WHEREAS, since its inception in 1980, ISC has acquired a high degree of expertise and proprietary technology in a variety of fields, most principally infrared sensing systems for the defense industry and other U.S. Governmental agencies.

         WHEREAS, beginning in about 1996, ancillary to its infrared sensing expertise and related expertise in integrated circuit packaging and miniaturization, ISC began development of an ultra-compact digital photographic system which has come to be referred to generally as the Electronic Film System, or EFS.

         WHEREAS, in order to provide capitalization for further development of EFS and related products and services, ISC sold its EFS technology and related intellectual property rights to Advanced Technology Products, LLC ("ATPL") as set forth in a license agreement effective July 30, 1997 (the "ATPL License Agreement"), pursuant to which ISC received a license back from ATPL for the technology and intellectual property rights sold.

         WHEREAS, pursuant to the ATPL License Agreement, ISC has significant royalty obligations to ATPL in connection with the sale of License Products; provided, however, ISC has recently negotiated the reduction of such royalty obligations in exchange for the issuance by IMAGEK of 1,221,875 restricted shares of authorized IMAGEK Common Stock to ATPL.

         WHEREAS, IMAGEK is willing to issue such shares to ATPL in exchange for a covenant by ISC to exercise its best effort to cause ATPL to assign the technology and intellectual property rights related to EFS to IMAGEK in order to allow IMAGEK to pursue the development and commercialization of digital photographic products and services pursuant to such technology and intellectual property rights.

         WHEREAS, pursuant to a License Agreement, effective October 7, 1998, between ISC and Itchak Iome Sapir (the "Sapir License Agreement"), ISC acquired a royalty bearing, exclusive world-wide license under various U.S. and foreign patents owned by Mr. Sapir relating to digital photographic products, principally a product which allows an unmodified 35 mm single reflex lens ("SLR") camera to capture digital images.

         WHEREAS, IMAGEK is desirous of receiving an assignment of ISC's rights under the Sapir License Agreement, and ISC is willing to grant such an assignment thereof pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in view of the foregoing premises and the mutual promises between the parties, as well as other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS
         -----------

         A. "ATPL Technology" shall mean all technology and Intellectual Property related to the EFS sold to ATPL by ISC and licensed back to ISC pursuant to the ATPL License Agreement.

         B. "Intellectual Property" shall mean technical information, inventions, concepts products, components, confidential information, trade secrets, know-how, techniques, designs, processes, whether patentable or not, and all improvements thereto, patents, patent applications, including any patents issuing thereon and any and all divisionals, continuations, continuations-in-part thereof, and any and all reissues and reexaminations of any such patents, copyrights, copyright registrations and applications, and all other related intellectual property rights, now existing and hereinafter created anywhere in the world.

         C. "Licensed Products" shall have the same meaning as the term "Licensed Products: in the ATPL License Agreement.

         D. "Sapir Technology" shall mean all technology and Intellectual Property licenses to ISC by Sapir pursuant to the Sapir License Agreement.

         E. "Trademarks" shall mean the trademarks and service marks IMAGEK, GOING DIGITAL IS A SNAP, ELECTRONIC FILM SYSTEM, EFS, as well as other trademarks conceived or developed by ISC in connection with business development to be pursued by IMAGEK, and all other rights appurtenant thereto, including, but not limited to, all common law rights, trade name rights, causes for action, and the right to recover for past infringement.

II.      ATPL LICENSE AGREEMENT
         ----------------------

         A. ISC hereby agrees to cause ATPL to assign, transfer, and convey to IMAGEK all of ATPL's right, title and interest in and to the ATPL Technology pursuant to an assignment agreement executed by ATPL which is in substantially the same form as the agreement attached hereto as Exhibit "A". ATPL's agreement to grant said assignment and ATPL's and ISC's mutual consent to terminate the ATPL License Agreement shall be set forth in the amendment to the ATPL License Agreement entitled "Fourth Amendment to License Agreement," attached hereto as Exhibit "C". ISC agrees to obtain all necessary consents or waivers from ATPL in connection with said assignment and to indemnify, defend and hold IMAGEK harmless from any and all liabilities, claims, obligations, losses, costs, damages, suits, judgments, and expenses whatsoever, including court costs, expert witness fees, and attorney's fees, arising from or in any manner connected with said assignment.

         B. Upon ATPL's execution of an assignment agreement substantially in the same form as the agreement attached hereto as Exhibit "A," IMAGEK shall issue 1,221,875 restricted shares of authorized IMAGEK Common Stock to ATPL, or at the direction of the ATPL Managing Member to participating ATPL members, and shall pay to ATPL a reduced royalty obligation provided for in the Fourth Amendment to License Agreement.

III.     SAPIR LICENSE AGREEMENT
         -----------------------

         A. ISC hereby assigns, conveys, and transfers to IMAGEK all its right, title and interest in and to the Sapir License Agreement. IMAGEK hereby accepts the assignment of all right, title, and interest in and to the Sapir License Agreement and agrees to perform the terms and conditions thereof.

         B. ISC agrees to use its best efforts to cause Sapir to assign, transfer, and convey to IMAGEK all of Sapir's right, title and interest in and to the Sapir Technology pursuant to an assignment agreement which is in substantially the same form as the agreement attached hereto as Exhibit "B."

IV.      REPRESENTATIONS AND WARRANTIES
         ------------------------------

         A. ISC hereby represents and warrants the following:

                  1. ISC has the authority and right to extend all rights granted herein, including without limitation, the right to assign its right, title, and interest in and to the Sapir License Agreement to IMAGEK. ISC has not entered into any agreement with a third party that would prevent ISC from entering into this Agreement or does or will impair IMAGEK's rights hereunder.

                  2. To the best of ISC's knowledge, the ATPL License Agreement and Sapir License Agreement are valid and binding agreements.

                  3. ISC is not in breach or default in any material way with respect to any term or condition of the ATPL License Agreement or Sapir License Agreement.

                  4. ISC has made no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, which are inconsistent with or in conflict with this Agreement.

                  5. To the best of ISC's knowledge, the ATPL Technology and Sapir Technology do not infringe the rights of any third parties, and ISC is not aware of any infringement action or any other allegation or claim of infringement by third parties involving any or all of the ATPL Technology or Sapir Technology.

         B. ISC agrees not to take any action challenging or opposing, or to raise or cause to be raised, on any grounds whatsoever, any questions concerning, or objections to, the validity of the ATPL License Agreement, the Sapir License Agreement, or the rights granted herein to IMAGEK.

V.       INDEMNIFICATION
         ---------------

         ISC agrees to indemnify, defend, and hold IMAGEK harmless from any and all liabilities, claims, obligations, losses, costs, damages, suits, judgments, and expenses whatsoever, including court costs, expert witness fees, and attorney's fees, arising from or in any manner connected with: (i) the breach by ISC of any representation, covenant, or agreement contained in this Agreement; or (ii) the operation of ISC's business as it relates to this Agreement.

VI.      CROSS-LICENSE
         -------------

         A. ISC hereby grants to IMAGEK a license to use the technology and Intellectual Property rights of ISC, now existing or hereinafter created, which are necessary to the business of IMAGEK. IMAGEK agrees to grant a license to ISC in a prospective cross-license agreement which will enable ISC, upon request, to access IMAGEK's technology and Intellectual Property rights when necessary for ISC to participate in governmental contracts. The parties agree to negotiate and enter into a cross-license agreement which incorporates the terms of this Paragraph.

VII.     TRADEMARKS
         ----------

         A. ISC hereby assigns to IMAGEK all right, title, and interest as ISC may possess in and to the Trademarks together with the goodwill symbolized by the Trademarks, concurrent with the transfer of certain tangible assets as indicia of said goodwill.

         B. ISC agrees to take whatever further action is deemed necessary or appropriate by IMAGEK to properly and fully effect and perfect the transfer to IMAGEK of the Trademarks.

VIII.    MISCELLANEOUS PROVISIONS
         ------------------------

         A. This Agreement is binding on the parties, their respective officers, agents, employees, affiliated companies, and successors and shall inure to the benefit of the successors and assigns of the parties. This Agreement and any of the rights obligations therein shall not be assignable by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign this Agreement or any of the rights or obligations therein without the consent of the other party to any entity to which such party transfers substantially all of its assets or all of its business to which this Agreement relates.

         B. This Agreement, together with the Exhibits hereto, constitute the entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties promises or undertakings other than those contained herein. As to the subject matter hereof, this Agreement supersedes and cancels all previous agreements between the parties hereto. No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and only a modification or waiver which is contained in a single writing signed by both parties shall be effective.

         C. The paragraph headings herein are for convenience only and shall not be interpreted to limit or affect in any way the meaning of the language contained herein.

         D. No failure or delay on the part of either party hereto in insisting upon or enforcing or resorting to any of its powers, rights, remedies or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options unless such waiver be in writing, signed by the party to be charged.

         E. This Agreement shall be governed and construed in accordance with the laws of the State of California and the parties agree that it is executed and delivered in that state.

         F. If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, the court or tribunal so holding shall reform the provision to make it enforceable while maintaining the spirit and goal of the provision, and if the court or tribunal finds it cannot so reform the provision, such provision or part thereof shall be treated as severable, leaving valid the remainder of this agreement.

         G. Each party shall perform any further acts and sign and deliver any further documents that are reasonably necessary to effectuate the provisions and spirit of this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                            IRVINE SENSORS CORPORATION


Date:        9/14/98                        By:  /S/  JOHN J. STUART, JR.
       --------------------                     --------------------------------
                                                     Signature

                                            Printed Name:  JOHN J. STUART, JR.
                                                         -----------------------
                                            Title:    Chief  Financial Officer



                                            IMAGEK, INC.

Date:  ____________________                 By:     /S/  ROBERT WEBBER
                                                --------------------------------
                                                              Signature

                                            Printed Name:     Robert Webber
                                                          ----------------------
                                            Title:        President & CEO
                                                  ------------------------------

                                   EXHIBIT "A"


                          ASSIGNMENT OF ATPL TECHNOLOGY
                          -----------------------------

         This Assignment Agreement ("Agreement") is effective this 14th day of September, 1998, and is by and between ADVANCED TECHNOLOGY PRODUCTS, LLC, a California limited liability company, having offices at 3001 Redhill, Building 3, Costa Mesa, California 92626 ("ATPL") and IMAGEK, INC., a Delaware corporation, having offices at 3001 Redhill, Building 3, Costa Mesa, California 92626 ("IMAGEK").

         WHEREAS, in a license agreement between Irvine Sensors Corporation ("ISC") and ATPL effective July 30, 1997 (the "ATPL License Agreement"), ISC sold to ATPL certain technology, generally referred to as the Electronic Film System or EFS, and related intellectual property rights, pursuant to which ISC received a license back from ATPL for the technology and intellectual property rights sold;

         WHEREAS, ISC has significant royalty obligations to ATPL under the ATPL License Agreement;

         WHEREAS, IMAGEK has been formed as a subsidiary of ISC to pursue the development and commercialization of the technology and intellectual property rights sold to ATPL, as well as other digital photographic products and services;

         WHEREAS, ISC and ATPL have executed an amendment to the ATPL License Agreement entitled the "Fourth Amendment to License Agreement" which provides for a reduced royalty and sets forth ISC's and ATPL's mutual consent to the termination of the ATPL License Agreement upon execution of this Agreement; and

         WHEREAS, IMAGEK is desirous of receiving an assignment from ATPL of the technology and intellectual property rights sold to ATPL under the ATPL License Agreement, and ATPL is willing to grant said assignment in exchange for IMAGEK's agreement to issue 1,221,875 restricted shares of authorized IMAGEK Common Stock to ATPL and to pay a reduced royalty to ATPL;

         NOW, THEREFORE, in view of the foregoing premises and the mutual promises between the parties, as well as other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A.       DEFINITIONS:
         ------------

         1. "Intellectual Property" shall mean technical information, inventions, concepts products, components, confidential information, trade secrets, know-how, techniques, designs, processes, whether patentable or not, and all improvements thereto, patents, patent applications, including any patents issuing thereon and any all divisionals, continuations, continuations-in-part thereof, and any and all reissues and reexaminations of any such patents, copyrights, copyright registrations and applications, and all other related intellectual property rights, now existing or hereinafter created anywhere in the world.

         2. "Technology" shall mean all technology and Intellectual Property sold to ATPL by ISC and licensed back to ISC pursuant to the ATPL License Agreement.

         3. "Participating ATPL Member" means any ATPL member who has executed and delivered an Addendum to Subscription Agreement electing Option 3 under
Section 4.1.c. of the ATPL License Agreement.

         4. "Non-participating ATPL Member" means any ATPL member who has not elected to accept IMAGEK Common Stock in lieu of royalties payable under the ATPL License Agreement.

B.       ASSIGNMENT
         ----------

         1. ATPL agrees to assign and does hereby assign to IMAGEK its entire right, title, and interest in and to the Technology throughout the world.

         2. ATPL hereby covenants and agrees that it will communicate to IMAGEK, its successors, legal representatives and assigns, any facts known to it respecting the Technology, and testify in any legal proceeding, sign all lawful papers, execute all provisional, regular, divisional, continuing and reissue applications, make all rightful oaths and generally assist IMAGEK, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for the Technology in all countries. ATPL hereby appoints IMAGEK as its true and lawful attorney in fact, with full power of substitution in ATPL's name and stead, but for IMAGEK's benefit, to take any all steps including proceedings at law, in equity or otherwise to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest the aforesaid rights in the Technology more effectively in IMAGEK or to protect the same, or to enforce any claim or right of any kind with respect thereto. ATPL acknowledges that this appointment is coupled with an interest and is irrevocable.

         3. ATPL agrees to perform or cause to be performed any further acts and execute and deliver any further documents which may be reasonably necessary or otherwise reasonably required to carry out or give effect and legality to the provisions of this Agreement.

         4. ATPL agrees that it will not contest, challenge, or raise any controversy with respect to IMAGEK's rights in the Technology or the validity or enforceability thereof.

C.       STOCK ISSUANCE/REDUCED ROYALTY
         ------------------------------

         1. In exchange for ATPL's assignment of the Technology, IMAGEK agrees to issue 1,221,875 restricted shares of authorized IMAGEK Common Stock to ATPL and to pay a reduced royalty to ATPL as provided in the Fourth Amendment to License Agreement.

         2. ATPL agrees that it shall deliver to each participating ATPL Member:
(i) the August 25, 1998 IMAGEK Private Placement Memorandum, (ii) the IMAGEK memorandum regarding redistribution of IMAGEK shares to ATPL members, and (iii) the Investment Representation Statement, and shall obtain signed Investment Representation Statements from each Participating ATPL Member.

         3. ATPL shall be authorized to redistribute the IMAGEK Common Stock to the Participating ATPL Members, in proportion to such Participating ATPL Member's current investment in ATPL, but only after such Participating ATPL Member has completed, executed and delivered an Investment Representation Statement regarding the investment in IMAGEK.

D.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         1. ATPL represent and warrants the following:

                  a. (Through its management personnel) ATPL is a sophisticated investor, that it has access to information about IMAGEK and the opportunity to ask questions of and receive answers from management of IMAGEK regarding its business, financial condition and prospects, that it has such knowledge and experience in financial and business matters and specifically, in technology relevant to IMAGEK's business plan, that it is capable of evaluating the merits and risk of an investment in IMAGEK and is capable of reaching an informed decision and knowledgeable decision to accept restricted shares of IMAGEK Common Stock in lieu of cash royalty payments to which it would otherwise be entitled.

                  b. ATPL is the sole and exclusive owner of and has full legal power to extend the rights in and to the Technology which are assigned to IMAGEK herein;

                  c. To the best of its knowledge, the Technology represents a valid invention or valid inventions and any commercial embodiments thereof will not infringe the patent or intellectual rights of any third party;

                  d. ATPL has not entered into any contract or other arrangement or made any commitment that may or will impair IMAGEK's rights hereunder and ATPL agrees that it will not enter into any such contract, arrangement or commitment; and

                  e. ATPL has not granted and will not grant any liens, encumbrances or security interests on the rights in and to Technology, and in all respects such rights are free and clear.

E.       INDEMNIFICATION
         ---------------

         ATPL agrees to indemnify, defend, and hold IMAGEK harmless from any and all liabilities, claims, obligations, losses, costs, damages, suits, judgments, and expenses whatsoever, including court costs, expert witness fees, and attorney's fees, arising from or in any manner connected with: (i) any inaccuracy in or any breach by ATPL of any representation or warranty contained in this Agreement; or (ii) the operation of ATPL's business as it relates to this Agreement.

F.       CONFIDENTIAL INFORMATION
         ------------------------

         ATPL shall keep in trust and confidence all confidential information, trade secrets, proprietary, know-how, and business information previously, concurrently or subsequently received from IMAGEK including but not limited to information pertaining to the prosecution of the patent applications and enforcement of issued patents and agrees not to disclose the same to third parties. ATPL will not recreate, copy, reproduce, use or disclose to others such information without the written authorization of IMAGEK. These obligations of confidentiality will not apply to information which becomes public knowledge through no fault of ATPL or information which is obtained by ATPL from a third party having an unrestricted and legal right to disclose the information to others.

G.       MISCELLANEOUS PROVISIONS
         ------------------------

         1. This Agreement is binding on the parties and their respective officers, agents, employees, affiliated companies and heirs.

         2. This Agreement shall be governed and construed in accordance with the laws of the State of California, U.S.A. without regard to choice of law principles, and the parties agree that it is executed and delivered in that state.

         3. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to such reasonable attorneys' fees, expert witness fees and legal expenses as may be fixed by a court of competent jurisdiction.

         4. In the event that any of the provisions or a portion of any such provision of this Agreement are held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and the remaining provisions of this Agreement shall not be adversely affected.

         5. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter thereof, and there are no representations, warranties promises or undertakings other than those contained therein. As to the subject matter thereof, this Agreement, this Agreement supersedes and cancels all previous agreements between the parties thereto.

         6. No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and only a modification or waiver which is contained in a single writing signed by both parties will be effective.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers.


                                             ADVANCED TECHNOLOGY PRODUCTS, LLC

Dated:       9/14/98                        By: /S/ JOHN C. CARSON
       --------------------                     --------------------------------
                                                        Signature

                                            Printed Name:  John C. Carson
                                            Title:    Managing Member


                                            IMAGEK, INC.

Dated: ____________________                 By:  /S/  ROBERT WEBBER
                                                --------------------------------
                                                        Signature

                                            Printed Name:  Robert Webber
                                            Title:   President & CEO

                                   EXHIBIT "B"


                         ASSIGNMENT OF SAPIR TECHNOLOGY
                         ------------------------------


         This Assignment Agreement ("Agreement") is effective this 14th day of September, 1998, and is by and between ITZCHAK SAPIR, a citizen of Israel, residing at 14 Ganei Binyamina, Binyamina 30 500, Israel ("Sapir") and IMAGEK, INC., a Delaware corporation, having offices at 3001 Redhill, Building 3, Costa Mesa, California 92626 ("IMAGEK").

         WHEREAS, pursuant to a License Agreement, effective October 7, 1997, between Irvine Sensors Corporation ("ISC") and Itzchak Sapir (the "Sapir License Agreement"), ISC acquired a royalty bearing, exclusive world-wide license under various U.S. and foreign patents owned by Mr. Sapir relating to digital photographic products, principally a product which allows an unmodified 35 mm camera to capture digital images;

         WHEREAS, ISC has assigned its rights under the Sapir License Agreement to IMAGEK, a subsidiary of ISC, in an Assignment Agreement effective on even date herewith;

         WHEREAS, Sapir is willing to assign to IMAGEK all rights, title and interest in and to technology and intellectual property which is the subject of the Sapir License Agreement and IMAGEK is desirous of receiving such an assignment from Sapir, subject to terms and conditions provided herein;

         NOW, THEREFORE, in view of the foregoing premises and the mutual promises between the parties, as well as other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A.       DEFINITIONS:
         ------------

         1. "Intellectual Property" shall mean technical information, inventions, concepts products, components, confidential information, trade secrets, know-how, techniques, designs, processes, whether patentable or not, and all improvements thereto, patents, patent applications, including any patents issuing thereon and any all divisionals, continuations, continuations-in-part thereof, and any and all reissues and reexaminations of any such patents, copyrights, copyright registrations and applications, and all other related intellectual property rights, now existing or hereinafter created anywhere in the world.

         2. "Licensor Patents" shall have the same meaning as the term "Licensor Patents" in the Sapir License Agreement.

         3. "Technology" shall mean Licensor Patents and all Intellectual Property relating thereto.

B.       ASSIGNMENT
         ----------

         1. SAPIR agrees to assign and does hereby assign to IMAGEK the entire right, title, and interest in and to the Technology throughout the world. In exchange for said assignment, IMAGEK agrees to continue making the royalty payments to SAPIR set forth in the Sapir License Agreement.

         2. SAPIR hereby covenants and agrees that it will communicate to IMAGEK, its successors, legal representatives and assigns, any facts known to it respecting the Technology, and testify in any legal proceeding, sign all lawful papers, execute all provisional, regular, divisional, continuing and reissue applications, make all rightful oaths and generally assist IMAGEK, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for the Technology in all countries. SAPIR hereby appoints IMAGEK as its true and lawful attorney in fact, with full power of substitution in SAPIR's name and stead, but for IMAGEK's benefit, to take any all steps including proceedings at law, in equity or otherwise to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest the aforesaid rights in the Technology more effectively in IMAGEK or to protect the same, or to enforce any claim or right of any kind with respect thereto. SAPIR acknowledges that this appointment is coupled with an interest and is irrevocable.

         3. SAPIR agrees to perform or cause to be performed any further acts and execute and deliver any further documents which may be reasonably necessary or otherwise reasonably required to carry out or give effect and legality to the provisions of this Agreement.

         4. SAPIR agrees that it will not contest, challenge, or raise any controversy with respect to IMAGEK's rights in the Technology or the validity or enforceability thereof.

C.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         1.       SAPIR represents and warrants the following:

                  a. SAPIR is the sole and exclusive owner of and has full legal power to extend the rights in and to the Technology which are assigned to IMAGEK herein;
                  b. To the best of its knowledge, the Technology represents a valid invention or valid inventions and any commercial embodiments thereof will not infringe the patent or intellectual rights of any third party;
                  c. SAPIR has not entered into any contract or other arrangement or made any commitment that may or will impair IMAGEK's rights hereunder and SAPIR agrees that it will not enter into any such contract, arrangement or commitment; and
                  d. SAPIR has not granted and will not grant any liens, encumbrances or security interests on the rights in and to Technology, and in all respects such rights are free and clear.

D.       INDEMNIFICATION
         ---------------

         SAPIR agrees to indemnify, defend, and hold IMAGEK harmless from any and all liabilities, claims, obligations, losses, costs, damages, suits, judgments, and expenses whatsoever, including court costs, expert witness fees, and attorney's fees, arising from or in any manner connected with: (i) any inaccuracy in or any breach by SAPIR of any representation or warranty contained in this Agreement; or (ii) the operation of SAPIR's business as it relates to this Agreement.

E.       CONFIDENTIAL INFORMATION
         ------------------------

         SAPIR shall keep in trust and confidence all confidential information, trade secrets, proprietary, know-how, and business information previously, concurrently or subsequently received from IMAGEK including but not limited to information pertaining to the prosecution of the patent applications and enforcement of issued patents and agrees not to disclose the same to third parties. SAPIR will not recreate, copy, reproduce, use or disclose to others such information without the written authorization of IMAGEK. These obligations of confidentiality will not apply to information which becomes public knowledge through no fault of SAPIR or information which is obtained by SAPIR from a third party having an unrestricted and legal right to disclose the information to others.

F.       MISCELLANEOUS PROVISIOINS
         -------------------------

         1. This Agreement is binding on the parties and their respective officers, agents, employees, affiliated companies and heirs.

         2. This Agreement shall be governed and construed in accordance with the laws of the state of California, USA without regard to choice of law principles, and the parties agree that it is executed and delivered in that state.

         3. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to such reasonable attorneys' fees, expert witness fees and legal expenses as may be fixed by a court of competent jurisdiction.

         4. In the event that any of the provisions or a portion of any such provision of this Agreement are held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and the remaining provisions of this Agreement shall not be adversely affected.

         5. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter thereof, and there are no representations, warranties promises or undertakings other than those contained therein. As to the subject matter thereof, this Agreement, this Agreement supersedes and cancels all previous agreements between the parties thereto.

         6. No course of conduct or dealing between the parties shall act as modification or waiver of any provision of this Agreement, and only a modification or waiver which is contained in a single writing signed by both parties shall be effective.


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

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals.

                                                ITZCHAK SAPIR

         Dated:     SEP 14, 98                  By:  /S/ I. SAPIR
               --------------------                 ---------------------------
                                                          Signature

                                                Printed Name: Itzhak Sapir
                                                Title: Mechanical Engineer



                                                IMAGEK, INC

         Dated:  As of SEPT. 14,1998            By: /S/  ROBERT WEBBER
               ---------------------                ----------------------------
                                                          Signature

                                                Printed Name: Robert Webber
                                                Title: President & CEO



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